Exhibit 10.1

AGREEMENT TO MODIFY CREDIT AGREEMENT, SECURITY AGREEMENT AND

APPLICATION AND REIMBURSEMENT AGREEMENT FOR IRREVOCABLE

STANDBY LETTER OF CREDIT

WHEREAS, on May 30, 2008, TRX, INC., (“Borrower” and “Applicant”) executed and delivered to ATLANTIC CAPITAL BANK (“Lender” and “Bank”) a Credit Agreement (as amended, the “Credit Agreement”) and a Security Agreement (as amended, the “Security Agreement”); and

WHEREAS,    Applicant executed and delivered to Bank an Application and Reimbursement Agreement for Irrevocable Standby Letter of Credit dated June 23, 2008;

WHEREFORE, in consideration of the payment of TEN DOLLARS ($10.00) in hand paid, the receipt and sufficiency of which is hereby acknowledged, and the mutual promises, covenants, and conditions contained herein, Borrower and Lender do hereby agree as follows:

1.

All references to the Expiration Date throughout the Loan Documents (including but not limited to the Credit Agreement and Security Agreement) and throughout the Application and Reimbursement Agreement For Irrevocable Standby Letter of Credit heretofore are hereby deleted and replaced with the Expiration Date of June 30, 2012.

2.

In all other respects the Credit Agreement, Security Agreement and Application and Reimbursement Agreement shall remain in full force and effect, with no other modifications or changes to their terms and conditions.

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IN WITNESS WHEREOF, the undersigned have hereunto set its hand and affixed its seal as of the 9th day of June, 2011.

BORROWER and APPLICANT:

TRX, Inc,

By:	/s/ David D. Cathcart

Name:	David D. Cathcart

Its:	Chief Financial Officer

LENDER and BANK:

ATLANTIC CAPITAL BANK

By:	/s/ Robert Bugbee

Name:	Robert Bugbee

Its:	S. V. P